UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 2, 2026

THE CHILDREN’S PLACE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-23071	31-1241495
(Commission File Number)	(IRS Employer Identification No.)

500 Plaza Drive, Secaucus, New Jersey	07094
(Address of Principal Executive Offices)	(Zip Code)

(201) 558-2400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12-b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	PLCE	NASDAQ Global Select Market

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 2, 2026, The Children’s Place, Inc. (the “Company”) appointed Elizabeth A. LaPuma as a member of the Company’s board of directors (the “Board”) and its Audit Commitee. Ms. LaPuma will hold office until the later of (x) January 31, 2027 and (y) consummation of a restructuring and/or recapitalization transaction involving the Company (the “Term”), unless she otherwise resigns or is removed from office. Beyond such Term, the Company and Ms. LaPuma may mutually agree to extend her services as a director until the annual meeting of stockholders of the Company to be held in 2027. Ms. LaPuma is an independent director and qualifies as an “audit committee financial expert” under applicable SEC and Nasdaq rules.

Elizabeth A. LaPuma has more than 25 years of experience across financial advisory, capital markets, strategic transactions and corporate governance. She currently serves as Chair of the Board and Chair of the Audit Committee of Ionic Digital Inc., and previously served as a director of several other public companies, including Big Lots, ContextLogic, Ebix, WeWork, and Surgalign Holdings. Earlier in her career, Ms. LaPuma served as Managing Director and Head of Balance Sheet Advisory at UBS and as Managing Director and Head of Asset Management Services at Alvarez & Marsal. Prior to those roles, she held positions at BlackRock and Lazard. Ms. LaPuma holds an M.B.A. and B.S. in Finance from the Wharton School of the University of Pennsylvania and a B.A. in International Relations from the University of Pennsylvania.

Ms. LaPuma’s appointment as a director of the Company is pursuant to a letter agreement (“Letter Agreement”) entered into between Claritas Advisors LLC and the Company, effective as of September 22, 2026. Under the Letter Agreement, Ms. LaPuma is entitled to receive $13,500 on the effective date of the Letter Agreement, and $45,000 on the first business day of each successive calendar month after that during the Term, with a guaranteed minimum payment of $193,500 unless Ms. LaPuma resigns before the end of the Term or is terminated for cause (i.e., gross negligence, willful misconduct, or actual fraud or conviction of a felony). Additionally, Ms. LaPuma will receive cash compensation of $5,000 for each day in which she spends more than four (4) hours outside of Board meetings for meetings or activities outside the scope of routine and customary Board duties, subject to a $50,000 cap per month on such amounts unless otherwise agreed by the Company. Ms. LaPuma is also entitled to reimbursement of reasonable and documented out-of-pocket business expenses incurred in connection with Ms. LaPuma’s service as a Company director (subject to a $50,000 cap unless otherwise agreed by the Company), as well as to customary indemnification arrangements, confidentiality arrangements and D&O insurance coverage. Other than such compensation arrangements, Ms. LaPuma is not entitled to any other compensation, payments, reimbursements or benefits in connection with her service as a director of the Company. In the event the Company and Ms. LaPuma mutually agree to extend her services as a director beyond the Term, as of such date, Ms. LaPuma shall, unless otherwise agreed, receive compensation consistent with the compensation of any other independent director of the Company and not the compensation referred to in the second and third sentences of this paragraph. In the Letter Agreement, Ms. LaPuma waives her right to participate in any employee plan or program of the Company.

A copy of the press release announcing the appointment of Ms. LaPuma as a director of the Company is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statement and Exhibits

(d)	Exhibits

Exhibit 99.1	Press Release dated October 8, 2026.

Exhibit 104	Cover Pages Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

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Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1, contains or may contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements relating to the Company’s strategic initiatives and results of operations. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “project,” “expect,” “anticipate,” “estimate,” “believe” and similar words, although some forward-looking statements are expressed differently. These forward-looking statements are based upon the Company’s current expectations and assumptions and are subject to various risks and uncertainties that could cause actual results and performance to differ materially. Some of these risks and uncertainties are described in the Company’s filings with the Securities and Exchange Commission, including in the “Part I, Item 1A. Risk Factors” section of its annual report on Form 10-K for the fiscal year ended January 31, 2026. Included among the risks and uncertainties that could cause actual results and performance to differ materially are the risk that the Company will be unable to achieve operating results at levels sufficient to fund and/or finance the Company’s current level of operations and repayment of indebtedness, the risk that changes in trade policy and tariff regimes, including newly imposed U.S. tariffs and any responsive non-U.S. tariffs, may impact the Company’s international manufacturing and operations or customers’ discretionary spending habits, the risk that the Company will be unsuccessful in gauging fashion trends and changing consumer preferences, the risks resulting from the highly competitive nature of the Company’s business and its dependence on consumer spending patterns, which may be affected by changes in economic conditions (including inflation), the risk that changes in the Company’s plans and strategies with respect to pricing, capital allocation, capital structure, investor communications and/or operations may have a negative effect on the Company’s business, the risk that the Company’s strategic initiatives to increase sales and margin, improve operational efficiencies, enhance operating controls, decentralize operational authority and reshape the Company’s culture are delayed or do not result in anticipated improvements, the risk of delays, interruptions, disruptions and higher costs in the Company’s global supply chain, including resulting from disease outbreaks, foreign sources of supply in less developed countries, more politically unstable countries, or countries where vendors fail to comply with industry standards or ethical business practices, including the use of forced, indentured or child labor, the risk that the cost of raw materials or energy prices will increase beyond current expectations or that the Company is unable to offset cost increases through value engineering or price increases, various types of litigation, including class action litigation brought under securities, consumer protection, employment, and privacy and information security laws and regulations, risks related to the existence of a controlling stockholder, and the uncertainty of weather patterns, as well as other risks discussed in the Company’s filings with the SEC from time to time. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they were made. The Company undertakes no obligation to release publicly any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 8, 2026

THE CHILDREN’S PLACE, INC.

By:	/s/ Kenneth Li
Name:	Kenneth Li
Title:	General Counsel and Corporate Secretary

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